UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President

100 Federal Street

Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

James E. Thomas, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2025

Date of reporting period:	May 1, 2024 – April 30, 2025

Item 1. Report to Stockholders:

(a) The Report to Shareholders is filed herewith

(b) Not applicable

Putnam ESG High Yield ETF
PHYD | NYSE Arca, Inc.
Annual Shareholder Report | April 30, 2025

This annual shareholder report contains important information about Putnam ESG High Yield ETF for the period May 1, 2024, to April 30, 2025.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at (800) DIAL BEN/342-5236.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Putnam ESG High Yield ETF	$55	0.53%
*	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended April 30, 2025, Putnam ESG High Yield ETF returned 8.16%. The Fund compares its performance to the JPMorgan Developed High Yield Index, which returned 8.09% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑	Underweight positioning and security selection within the energy, retail, and consumer products sectors.
↑	Security selection within BB and B-rated securities.
↑	Overweight positioning to Charter Communications.

Top detractors from performance:
↓	Underweight positioning and security selection within the telecommunications sector, along with security selection within food & beverages and cable & satellite.
↓	Underweight positioning to CCC-rated securities.
↓	Underweight positioning to Altice France (the Fund exited the position by period-end).
Putnam ESG High Yield ETF	PAGE 1	39495-ATSR-0625

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
VALUE OF A $10,000 INVESTMENT – Putnam ESG High Yield ETF 1/19/2023 — 4/30/2025
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended April 30, 2025

	1 Year	Since Inception (1/19/2023)
Putnam ESG High Yield ETF (NAV)	8.16	7.43
Bloomberg U.S. Aggregate Index	8.02	2.87
JPMorgan Developed High Yield Index	8.09	8.35
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
For current month-end performance, please call Franklin Templeton at (800) DIAL BEN/342-5236 or visit https://www.franklintempleton.com/investments/options/exchange-traded-funds.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of April 30, 2025)

Total Net Assets	$179,674,656
Total Number of Portfolio Holdings*	313
Total Management Fee Paid (based on a unitary fee)	$849,074
Portfolio Turnover Rate	36%
*	Includes derivatives, if applicable.
Putnam ESG High Yield ETF	PAGE 2	39495-ATSR-0625

WHAT DID THE FUND INVEST IN? (as of April 30, 2025)
Portfolio Composition (% of Total Net Assets)
Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.
HOW HAS THE FUND CHANGED?
On May 31, 2023, Franklin Resources, Inc. (“Franklin Templeton”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Transaction was completed on January 1, 2024. As part of the Transaction, your Fund’s then-current investment advisor, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings, and your Fund’s then-current sub-advisor, Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings, became indirect, wholly-owned subsidiaries of Franklin Templeton. In connection with the Transaction, shareholders of your Fund approved a new management contract with Putnam Management and a new sub-advisory contract with PIL. The new contracts were identical to the previous contracts, except for the effective dates, initial terms, updates to fund names as necessary to reflect previous name changes, and certain non-substantive changes.
Effective July 15, 2024, Putnam Management transferred its management contract for your Fund to Franklin Advisers, Inc. (“Franklin Advisers”), and Franklin Advisers replaced Putnam Management as the investment advisor to your Fund. In connection with the transfer, your Fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers. Putnam Management also transferred to Franklin Advisers its sub-management agreement with PIL in respect of your Fund. Franklin Advisers is an indirect, wholly-owned subsidiary of Franklin Templeton. In addition, effective July 15, 2024, Franklin Advisers retained Putnam Management as a sub-advisor to your Fund pursuant to a new sub-advisory agreement.
Effective November 1, 2024 (the “Effective Date”), PIL, a sub-advisor of the Fund prior to the Effective Date, merged with and into Franklin Templeton Investment Management Limited (“FTIML”), a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between Franklin Advisers and PIL with respect to the Fund was terminated. In connection with the Merger, the Fund’s Trustees approved a new sub-advisory agreement between Franklin Advisers and FTIML, pursuant to which FTIML became a sub-advisor of the Fund on the Effective Date.
This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements and the Fund’s next prospectus, which we expect to be available by September 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at (800) DIAL BEN/342-5236 or
funddocuments@putnam.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Putnam ESG High Yield ETF	PAGE 3	39495-ATSR-0625

Item 2. Code of Ethics:

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer

Item 3. Audit Committee Financial Expert:

The Board of Trustees of the Registrant has determined that Gregory G. McGreevey and Manoj P. Singh possess the technical attributes identified in instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and has designated Gregory G. McGreevey and Manoj P. Singh as the Audit Committee’s financial experts. Gregory G. McGreevey and Manoj P. Singh are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee (and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services:

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2025 and April 30, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,217 in April 30, 2025 and $21,021 in April 30, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $ — in April 30, 2025 and $ — in April 30, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,821 in April 30, 2025 and $3,293 in April 30, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item were $ — in April 30, 2025 and $ — in April 30, 2024.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2–01 of Regulation S-X.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by the fund’s investment manager and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by the fund’s investment manager or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2–01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the Reporting Periods were $489,646 in April 30, 2025 and $664,363 in April 30, 2024.

(h) Yes. The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements and Other Important Information in Item 7 below.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Putnam
ESG High Yield ETF

Financial Statements and Other Important Information

Annual | April 30, 2025

Financial Statements and Other Important Information—Annual	franklintempleton.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG High Yield ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's portfolio, of Putnam ESG High Yield ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2025 and for the period January 19, 2023 (commencement of operations) to April 30, 2023 in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the two years in the period ended April 30, 2025 and for the period January 19, 2023 (commencement of operations) to April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2025

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

ESG High Yield ETF	1

The fund’s portfolio 4/30/25
CORPORATE BONDS AND NOTES (85.7%)*	Principal amount	Value
Advertising and marketing services (0.8%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 7.875%, 4/1/30	$290,000	$290,421
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	385,000	319,848
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. notes 7.375%, 2/15/31	250,000	262,002
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27	140,000	137,308
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 4.625%, 3/15/30	375,000	346,959
		1,356,538
Automotive (0.3%)
IHO Verwaltungs, GmbH 144A sr. notes 7.75%, 11/15/30 (Germany)	365,000	356,731
IHO Verwaltungs, GmbH 144A sr. sub. notes 8.00%, 11/15/32 (Germany)	250,000	239,677
		596,408
Banking (0.2%)
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	385,000	423,953
		423,953
Broadcasting (2.3%)
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)	1,055,000	1,082,292
Gray Media, Inc. 144A company guaranty sr. unsec. unsub. notes 5.375%, 11/15/31	110,000	65,729
Nexstar Media, Inc. 144A company guaranty sr. unsec. notes 5.625%, 7/15/27	665,000	659,368
Nexstar Media, Inc. 144A company guaranty sr. unsec. notes 4.75%, 11/1/28	185,000	174,390
Sinclair Television Group, Inc. 144A sr. notes 8.125%, 2/15/33	1,070,000	1,059,895
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	455,000	390,808
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	235,000	221,274
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	565,000	550,816
		4,204,572
Building materials (0.5%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	720,000	665,349
Miter Brands Acquisition Holdco, Inc./MIWD Borrower, LLC 144A company guaranty sr. notes 6.75%, 4/1/32	320,000	320,430
		985,779
Capital goods (8.9%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 2/15/33 (Ireland)	150,000	142,260
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. unsub. notes 8.25%, 4/15/31 (Ireland)	790,000	782,815
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	700,000	629,512
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	575,000	501,157
Axon Enterprise, Inc. 144A sr. unsec. notes 6.25%, 3/15/33	255,000	260,540
Axon Enterprise, Inc. 144A sr. unsec. notes 6.125%, 3/15/30	330,000	336,568
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)	595,000	608,098
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	250,000	249,933
Bombardier, Inc. 144A sr. unsec. notes 7.00%, 6/1/32 (Canada)	1,240,000	1,256,097
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31	135,000	143,994
Clarios Global LP 144A sr. notes 6.75%, 5/15/28	50,000	50,824
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31	1,215,000	1,238,705
Efesto Bidco SpA/Efesto US, LLC 144A sr. notes Ser. XR, 7.50%, 2/15/32 (Italy)	645,000	640,778
GFL Environmental, Inc. 144A sr. notes 6.75%, 1/15/31 (Canada)	1,030,000	1,071,973
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	755,000	714,987
Manitowoc Co., Inc. (The) 144A company guaranty notes 9.25%, 10/1/31	240,000	243,600
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	705,000	708,912
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	85,000	86,773
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	1,115,000	1,170,453
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28	445,000	430,667
Spirit AeroSystems, Inc. 144A company guaranty sr. notes 9.75%, 11/15/30	915,000	1,013,963
Spirit AeroSystems, Inc. 144A sr. unsub. notes 9.375%, 11/30/29	170,000	181,123
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	175,000	167,566
Terex Corp. 144A sr. unsec. notes 6.25%, 10/15/32	730,000	699,430
TransDigm, Inc. 144A company guaranty sr. notes 6.00%, perpetual maturity	450,000	449,459
Waste Pro USA, Inc. 144A sr. unsec. notes 7.00%, 2/1/33	440,000	450,024

2
ESG High Yield ETF

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value
Capital goods cont.
WESCO Distribution, Inc. 144A company guaranty sr. unsec. notes 6.625%, 3/15/32	$1,605,000	$1,634,646
WESCO Distribution, Inc. 144A company guaranty sr. unsec. notes 6.375%, 3/15/29	70,000	71,012
		15,935,869
Chemicals (3.0%)
Avient Corp. 144A sr. unsec. notes 6.25%, 11/1/31	805,000	797,067
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	370,000	377,594
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	535,000	496,099
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.629%, 7/15/32 (Germany)	715,000	703,423
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	670,000	585,228
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28	540,000	563,332
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	665,000	637,736
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	680,000	661,262
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26	200,000	197,578
Vibrantz Technologies, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	400,000	303,928
		5,323,247
Commercial and consumer services (1.8%)
Boost Newco Borrower, LLC 144A sr. notes 7.50%, 1/15/31	265,000	279,892
Iron Mountain, Inc. 144A company guaranty sr. unsec. sub. notes 6.25%, 1/15/33	870,000	869,192
Iron Mountain, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/15/32	665,000	645,607
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty notes 6.25%, 1/15/28	785,000	785,205
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	650,000	641,612
		3,221,508
Communication services (5.4%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	565,000	553,363
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	1,770,000	1,672,783
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	80,000	72,355
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	890,000	806,211
Connect Finco SARL/Connect US Finco, LLC 144A sr. notes 9.00%, 9/15/29 (Luxembourg)	950,000	889,883
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 11.75%, 1/31/29	880,000	832,518
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 11.25%, 5/15/28	550,000	538,054
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	200,000	174,951
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 10.00%, 2/15/31	370,000	350,664
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	185,000	178,967
Iliad Holding SASU 144A sr. notes 7.00%, 4/15/32 (France)	345,000	350,134
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.75%, 12/15/30	155,000	172,376
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	495,000	537,604
SBA Communications Corp. sr. unsec. sub. notes 3.875%, 2/15/27 R	490,000	479,765
Virgin Media Secured Finance PLC 144A company guaranty sr. sub. notes 4.50%, 8/15/30 (United Kingdom)	615,000	553,474
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)	1,005,000	877,994
Zegona Finance PLC 144A sr. notes 8.625%, 7/15/29 (United Kingdom)	595,000	634,469
		9,675,565
Construction (2.7%)
Arcosa, Inc. 144A company guaranty sr. unsec. notes 6.875%, 8/15/32	165,000	168,289
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	1,015,000	1,024,462
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	620,000	624,157
Builders FirstSource, Inc. 144A sr. unsec. bonds 6.375%, 3/1/34	415,000	412,421
Quikrete Holdings, Inc. 144A sr. notes 6.375%, 3/1/32	315,000	317,041
Quikrete Holdings, Inc. 144A sr. unsec. notes 6.75%, 3/1/33	355,000	356,639
Standard Industries Solutions, Inc. 144A sr. unsec. notes 6.50%, 8/15/32	1,260,000	1,276,813
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32	685,000	617,056
		4,796,878
Consumer finance (2.9%)
Freedom Mortgage Holdings, LLC 144A sr. unsec. notes 8.375%, 4/1/32	710,000	695,101
GGAM Finance, Ltd. 144A company guaranty sr. unsec. notes 8.00%, 2/15/27 (Ireland)	420,000	431,571
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 7.125%, 2/1/32	420,000	436,125
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	1,140,000	1,145,444
OneMain Finance Corp. company guaranty sr. unsec. notes 7.50%, 5/15/31	640,000	649,705
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 11/15/31	350,000	351,799
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	395,000	378,088
PHH Escrow Issuer, LLC/PHH Corp. 144A sr. unsec. notes 9.875%, 11/1/29	1,095,000	1,060,343
		5,148,176

ESG High Yield ETF
3

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value
Consumer staples (7.9%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	$820,000	$747,272
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. sub. notes 6.125%, 6/15/29 (Canada)	130,000	132,211
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	625,000	615,615
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	325,000	303,037
Chobani Holdco, LLC 144A sr. unsec. notes 8.75%, 10/1/29 ‡‡	156,293	166,010
Chobani, LLC/Chobani Finance Corp., Inc. 144A sr. unsec. notes 7.625%, 7/1/29	1,240,000	1,300,321
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 4.75%, 1/15/29	1,040,000	1,001,530
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 4.375%, 3/31/29	440,000	411,117
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	935,000	819,058
Gates Corp./DE 144A Company guaranty sr. unsec. notes 6.875%, 7/1/29	45,000	45,715
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	635,000	592,368
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 6.625%, 6/15/29	600,000	593,440
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	825,000	816,533
Opal Bidco SAS 144A sr. notes 6.50%, 3/31/32 (France)	1,130,000	1,131,189
United Rentals North America, Inc. 144A company guaranty sr. unsec. notes 6.125%, 3/15/34	1,365,000	1,381,429
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	1,390,000	1,455,830
US Foods, Inc. 144A sr. unsec. notes 5.75%, 4/15/33	295,000	289,692
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	1,355,000	1,308,166
Wayfair, LLC 144A company guaranty sr. sub. notes 7.75%, 9/15/30	455,000	416,247
Wayfair, LLC 144A company guaranty sr. sub. notes 7.25%, 10/31/29	685,000	627,389
		14,154,169
Energy (5.9%)
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	140,000	137,717
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	415,000	394,988
CQP Holdco LP/BIP-V Chinook Holdco, LLC 144A sr. sub. notes 5.50%, 6/15/31	565,000	542,783
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	520,000	520,836
Encino Acquisition Partners Holdings, LLC 144A sr. unsec. notes 8.75%, 5/1/31	330,000	336,439
Expand Energy Corp. company guaranty sr. unsec. notes 5.375%, 3/15/30	250,000	248,444
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	1,390,000	1,359,524
Kodiak Gas Services, LLC 144A company guaranty sr. unsec. notes 7.25%, 2/15/29	420,000	426,960
Matador Resources Co. 144A company guaranty sr. unsec. notes 6.25%, 4/15/33	80,000	75,712
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 8.875%, 8/15/31	495,000	336,374
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	300,000	283,123
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	108,000	107,727
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	250,000	234,702
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 144A sr. unsec. notes 7.875%, 11/1/28	655,000	673,781
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	335,000	332,256
TGNR Intermediate Holdings, LLC 144A sr. unsec. notes 5.50%, 10/15/29	690,000	634,770
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	101,923	100,602
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	115,500	114,755
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	285,000	282,588
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	128,000	125,219
Venture Global LNG, Inc. 144A sr. notes 9.875%, 2/1/32	1,320,000	1,341,105
Venture Global LNG, Inc. 144A sr. notes 9.50%, 2/1/29	265,000	274,767
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	435,000	419,899
Venture Global Plaquemines LNG, LLC 144A company guaranty sr. notes 7.75%, 5/1/35	115,000	118,187
Venture Global Plaquemines LNG, LLC 144A company guaranty sr. notes 7.50%, 5/1/33	115,000	118,073
Viper Energy, Inc. 144A sr. unsec. sub. notes 7.375%, 11/1/31	670,000	696,171
Viper Energy, Inc. 144A sr. unsec. sub. notes 5.375%, 11/1/27	435,000	433,087
		10,670,589
Entertainment (2.4%)
Churchill Downs, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	530,000	518,844
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	525,000	515,976
NCL Corp., Ltd. 144A company guaranty sr. notes 8.125%, 1/15/29	175,000	183,385
NCL Corp., Ltd. 144A sr. unsec. notes 6.75%, 2/1/32	310,000	302,909
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	160,000	165,270
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 6.25%, 3/15/32	60,000	60,950
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 6.00%, 2/1/33	605,000	607,083
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.625%, 9/30/31	745,000	739,825

4
ESG High Yield ETF

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value
Entertainment cont.
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	$275,000	$275,318
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	655,000	664,522
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 6.625%, 5/1/32	275,000	277,694
		4,311,776
Financial (3.0%)
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	390,000	432,108
Encore Capital Group, Inc. 144A company guaranty sr. notes 9.25%, 4/1/29	380,000	401,599
Encore Capital Group, Inc. 144A company guaranty sr. notes 8.50%, 5/15/30	800,000	830,717
Jane Street Group/JSG Finance, Inc. 144A sr. notes 6.75%, 5/1/33	35,000	35,191
Jane Street Group/JSG Finance, Inc. 144A sr. notes 6.125%, 11/1/32	1,285,000	1,264,144
Jefferson Capital Holdings, LLC 144A sr. unsec. notes 9.50%, 2/15/29	765,000	802,628
Jefferson Capital Holdings, LLC 144A sr. unsec. notes 8.25%, 5/15/30	360,000	362,738
PRA Group, Inc. 144A company guaranty sr. unsec. notes 8.875%, 1/31/30	1,230,000	1,268,290
		5,397,415
Forest products and packaging (2.5%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	1,865,000	1,763,109
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	1,140,000	1,048,882
Mauser Packaging Solutions Holding Co. 144A sr. bonds 7.875%, 4/15/27	1,050,000	1,054,085
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	485,000	399,575
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)	275,000	281,338
		4,546,989
Gaming and lottery (4.5%)
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	1,390,000	1,297,273
Caesars Entertainment, Inc. 144A company guaranty sr. notes 6.50%, 2/15/32	55,000	55,336
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	975,000	998,662
Caesars Entertainment, Inc. 144A sr. unsec. notes 6.00%, 10/15/32	510,000	481,118
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	1,060,000	979,619
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31	315,000	323,886
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	520,000	530,664
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	340,000	334,886
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	490,000	466,958
Station Casinos, LLC 144A company guaranty sr. unsec. sub. notes 6.625%, 3/15/32	340,000	338,346
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. bonds 5.125%, 10/1/29	310,000	299,224
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	1,890,000	1,951,622
		8,057,594
Health care (7.2%)
AthenaHealth Group, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	1,050,000	1,004,652
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	165,000	171,608
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	165,000	145,061
CHS/Community Health Systems, Inc. 144A company guaranty notes 6.125%, 4/1/30	375,000	256,076
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 10.875%, 1/15/32	610,000	630,592
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	250,000	244,013
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	1,030,000	879,715
Concentra Escrow Issuer Corp. 144A sr. unsec. notes 6.875%, 7/15/32	610,000	625,278
CVS Health Corp. jr. unsec. sub. bonds 7.00%, 3/10/55	700,000	709,834
DaVita Inc. 144A company guaranty sr. unsec. notes 6.875%, 9/1/32	995,000	1,005,349
DaVita Inc. 144A company guaranty sr. unsec. sub. notes 4.625%, 6/1/30	260,000	242,020
Endo Finance Holdings, Inc. 144A sr. notes 8.50%, 4/15/31	195,000	202,992
Grifols, S.A. 144A company guaranty sr. unsec. notes 4.75%, 10/15/28 (Spain)	950,000	885,249
Insulet Corp. 144A sr. unsec. notes 6.50%, 4/1/33	155,000	158,261
Kedrion SpA 144A company guaranty sr. notes 6.50%, 9/1/29 (Italy)	1,440,000	1,381,507
Medline Borrower LP 144A sr. notes 3.875%, 4/1/29	505,000	471,581
Medline Borrower LP 144A sr. unsec. notes 5.25%, 10/1/29	470,000	446,790
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	650,000	645,123
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29	425,000	405,223
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30	725,000	728,392
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)	855,000	942,412
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)	785,000	842,394
		13,024,122

ESG High Yield ETF
5

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value
Homebuilding (1.8%)
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30	$427,000	$379,226
LGI Homes, Inc. 144A company guaranty sr. unsec. notes 8.75%, 12/15/28	680,000	687,092
Taylor Morrison Communities, Inc. 144A company guaranty sr. unsec. notes 5.875%, 6/15/27	380,000	382,192
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	1,040,000	1,008,616
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	165,000	165,223
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes 4.875%, 9/15/28	660,000	617,943
		3,240,292
Insurance (2.6%)
Acrisure, LLC/Acrisure Finance, Inc. 144A sr. notes 7.50%, 11/6/30	630,000	642,320
Acrisure, LLC/Acrisure Finance, Inc. 144A sr. unsec. notes 8.50%, 6/15/29	655,000	677,321
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 7.00%, 1/15/31	840,000	853,354
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 7.375%, 10/1/32	130,000	131,536
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 5.875%, 11/1/29	720,000	695,726
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	830,000	861,468
Jones Deslauriers Insurance Management, Inc. 144A sr. notes 8.50%, 3/15/30 (Canada)	375,000	395,910
Jones Deslauriers Insurance Management, Inc. 144A sr. unsec. notes 10.50%, 12/15/30 (Canada)	475,000	511,401
		4,769,036
Investment banking/Brokerage (0.1%)
Aretec Group, Inc. 144A company guaranty sr. sub. notes 10.00%, 8/15/30	125,000	134,750
		134,750
Lodging/Tourism (1.9%)
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	80,000	83,516
Carnival Corp. 144A company guaranty sr. unsec. sub. notes 6.125%, 2/15/33	235,000	233,160
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 6.00%, 5/1/29	120,000	119,421
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/15/30	300,000	298,102
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	685,000	683,093
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30	240,000	235,395
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	410,000	408,805
Viking Cruises, Ltd. 144A sr. unsec. notes 9.125%, 7/15/31	435,000	465,465
Viking Cruises, Ltd. 144A sr. unsec. notes 7.00%, 2/15/29	980,000	984,433
		3,511,390
Metals (3.0%)
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	350,000	318,431
Constellium SE 144A company guaranty sr. unsec. unsub. notes 6.375%, 8/15/32 (France)	405,000	398,998
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	970,000	955,415
FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6.125%, 4/15/32 (Australia)	995,000	981,511
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	1,225,000	1,058,463
Novelis Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/30/30	360,000	365,570
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	930,000	865,743
TMS International Corp./DE 144A sr. unsec. notes 6.25%, 4/15/29	390,000	361,403
		5,305,534
Publishing (2.1%)
McGraw-Hill Education, Inc. 144A sr. notes 7.375%, 9/1/31	520,000	531,874
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	225,000	220,644
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	530,000	525,652
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	65,000	62,067
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	955,000	899,687
RR Donnelley & Sons Co. 144A sr. notes 9.50%, 8/1/29	1,540,000	1,468,030
		3,707,954
Real estate (1.6%)
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	80,000	79,706
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	345,000	336,436
MPT Operating Partnership LP/MPT Finance Corp. 144A company guaranty sr. notes 8.50%, 2/15/32	925,000	940,543
RHP Hotel Properties LP/RHP Finance Corp. 144A company guaranty sr. unsec. sub. notes 7.25%, 7/15/28	255,000	262,270
RHP Hotel Properties LP/RHP Finance Corp. 144A company guaranty sr. unsec. sub. notes 6.50%, 4/1/32	1,070,000	1,067,494
XHR LP 144A company guaranty sr. unsec. notes 6.625%, 5/15/30	145,000	143,011
		2,829,460

6
ESG High Yield ETF

CORPORATE BONDS AND NOTES (85.7%)* cont.	Principal amount	Value
Retail (1.9%)
Bath & Body Works, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35	$950,000	$951,870
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.25%, 3/15/29	420,000	390,266
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.125%, 8/15/31	305,000	266,996
FirstCash, Inc. 144A sr. unsec. notes 6.875%, 3/1/32 (Mexico)	1,105,000	1,131,931
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	530,000	494,424
Specialty Building Products Holdings, LLC/SBP Finance Corp. 144A sr. notes 7.75%, 10/15/29	200,000	188,204
		3,423,691
Technology (4.9%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	675,000	653,634
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	445,000	448,796
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	735,000	735,962
CommScope, LLC 144A company guaranty sr. unsec. notes 7.125%, perpetual maturity	510,000	433,820
Fortress Intermediate 3, Inc. 144A sr. notes 7.50%, 6/1/31	430,000	440,095
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	355,000	327,124
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	600,000	573,720
McAfee Corp. 144A sr. unsec. notes 7.375%, 2/15/30	1,305,000	1,128,593
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	475,000	449,567
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	525,000	501,994
Seagate HDD Cayman company guaranty sr. unsec. notes 3.125%, 7/15/29 (Cayman Islands)	545,000	490,309
Snap, Inc. 144A company guaranty sr. unsec. notes 6.875%, 3/1/33	1,105,000	1,104,536
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	930,000	865,486
UKG, Inc. 144A sr. notes 6.875%, 2/1/31	715,000	736,274
		8,889,910
Textiles (0.8%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	840,000	871,232
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	590,000	517,742
		1,388,974
Transportation (0.5%)
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 7.125%, 8/1/32	940,000	938,870
		938,870
Utilities and power (2.3%)
California Buyer, Ltd./Atlantica Sustainable Infrastructure PLC 144A sr. unsec. notes 6.375%, 2/15/32 (United Kingdom)	450,000	442,404
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	335,000	322,501
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	224,195
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	380,000	416,667
PG&E Corp. jr. unsec. sub. bonds 7.375%, 3/15/55	235,000	228,723
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	955,000	920,879
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 6.875%, 4/15/32	795,000	824,092
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	670,000	708,895
		4,088,356
Total corporate bonds and notes (cost $153,555,691)		$154,059,364
SENIOR LOANS (6.3%)*c	Principal amount	Value
Basic materials (0.7%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 9.227%, 2/4/26	$281,724	$254,890
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 7.553%, 4/3/28	566,584	563,751
Nouryon USA, LLC bank term loan FRN Ser. B2, (CME Term SOFR 3 Month + 3.25%), 7.554%, 4/3/28	103,692	103,174
Vibrantz Technologies, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 8.642%, 4/23/29	366,271	329,100
		1,250,915
Capital goods (1.0%)
Clarios Global LP bank term loan FRN Class B, (CME Term SOFR 1 Month + 2.75%), 7.072%, 1/14/32	254,165	249,612
DexKo Global, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 8.186%, 10/4/28	143,887	133,222
Filtration Group Corp. bank term loan FRN Class B, (CME Term SOFR 1 Month + 3.00%), 7.322%, 12/26/28	180,000	180,049
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 2.50%), 6.762%, 6/15/28	565,501	561,155
TransDigm, Inc. bank term loan FRN Ser. L, (CME Term SOFR 1 Month + 2.50%), 6.799%, 1/5/32	786,050	778,968
		1,903,006
Communication services (0.5%)
Connect Finco SARL bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 8.822%, 9/13/29	366,300	330,130
DIRECTV Financing, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 9.791%, 8/2/29	512,362	497,186
Viasat, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.50%), 8.936%, 2/24/29	59,239	55,742
		883,058

ESG High Yield ETF
7

SENIOR LOANS (6.3%)*c cont.	Principal amount	Value
Consumer cyclicals (1.2%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 8.436%, 8/21/28	$453,351	$440,997
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.25%), 6.549%, 2/20/29	82,143	82,436
EMRLD Borrower LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 6.799%, 6/18/31	333,325	329,923
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 7.822%, 1/27/29	420,300	410,450
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.172%, 1/29/28	647,302	639,884
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 7.285%, 4/4/29	173,684	172,382
		2,076,072
Consumer staples (0.1%)
IRB Holding Corp. bank term loan FRN Class B, (CME Term SOFR 1 Month + 2.50%), 6.822%, 3/10/28	182,412	181,286
		181,286
Financials (0.2%)
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 7.936%, 3/11/28	468,779	464,091
		464,091
Health care (0.6%)
Endo Finance Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 8.322%, 4/23/31	791,925	769,157
Medline Borrower LP bank term loan FRN Class B, (CME Term SOFR 1 Month + 2.25%), 6.572%, 10/23/28	251,860	250,456
		1,019,613
Technology (1.6%)
Cloud Software Group, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 7.799%, 3/29/29	461,662	456,782
CommScope, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.50%), 9.578%, 12/17/29	360,000	354,262
Fortress Intermediate 3, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.072%, 5/8/31	602,875	591,571
Idera, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 7.776%, 3/2/28	312,638	285,380
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 7.322%, 8/31/28	495,530	493,147
Rocket Software, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 8.572%, 10/5/28	406,199	403,997
UKG, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 7.32%, 1/31/31	282,447	281,806
		2,866,945
Transportation (0.4%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR 1 Month + 2.25%), 6.507%, 6/4/29	138,600	134,991
American Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 6.52%, 4/20/28	590,098	578,901
		713,892
Total senior loans (cost $11,579,052)		$11,358,878
CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd.	4,299	$310,044
Boeing Co. (The) $3.00 cv. pfd.	9,929	609,442
PG&E Corp. $3.00 cv. pfd.	5,278	229,540
Total convertible preferred stocks (cost $1,035,087)		$1,149,026
CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value
Chefs’ Warehouse, Inc. (The) cv. sr. unsec. unsub. notes 2.375%, 12/15/28	$65,000	$93,626
Guidewire Software, Inc. 144A cv. sr. unsec. notes 1.25%, 11/1/29	402,000	443,004
Wrangler Holdco Corp. 144A company guaranty cv. sr. notes unsec. sub. 6.625%, 4/1/32	140,000	143,857
Total convertible bonds and notes (cost $639,017)		$680,487
SHORT-TERM INVESTMENTS (5.3%)*	Shares	Value
Putnam Government Money Market Fund Class P 4.10% L	9,487,953	$9,487,953
Total short-term investments (cost $9,487,953)		$9,487,953
TOTAL INVESTMENTS
Total investments (cost $176,296,800)	$176,735,708

8
ESG High Yield ETF

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
SOFR	Secured Overnight Financing Rate
Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2024 through April 30, 2025 (the reporting period). Within the following notes to the portfolio, references to “Franklin Advisers” represent Franklin Advisers, Inc., the fund’s investment manager, a direct wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $179,674,656.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/25
	Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized depreciation
	CDX NA HY Series 44 Index	B+/P	$(177,231)	$3,675,000	$132,987	6/20/30	500 bp — Quarterly	$(28,931)
	Total	$(177,231)		$(28,931)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2025. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.
ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	$680,487	$—
Convertible preferred stocks	1,149,026	—	—
Corporate bonds and notes	—	154,059,364	—
Senior loans	—	11,358,878	—
Short-term investments	9,487,953	—	—
Totals by level	$10,636,979	$166,098,729	$—
	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$148,300	$—
Totals by level	$—	$148,300	$—

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF
9

Financial statements

Statement of assets and liabilities

4/30/25

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $166,808,847)	$167,247,755
Affiliated issuers (identified cost $9,487,953) (Note 5)	9,487,953
Cash	42,452
Interest and other receivables	2,817,240
Receivable for shares of the fund sold	1,265,299
Deposits with broker (Note 1)	320,825
Receivable from broker (Note 1)	256
Total assets	181,181,780

LIABILITIES
Payable for investments purchased	1,422,581
Payable for compensation of Manager (Note 2)	78,102
Payable for variation margin on centrally cleared swap contracts (Note 1)	6,441
Total liabilities	1,507,124
Net assets	$179,674,656

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$178,739,371
Total distributable earnings (Note 1)	935,285
Total — Representing net assets applicable to capital shares outstanding	$179,674,656

COMPUTATION OF NET ASSET VALUE
Net asset value per share ($179,674,656 divided by 3,550,000 shares)	$50.61

The accompanying notes are an integral part of these financial statements.

10	ESG High Yield ETF

Statement of operations

Year ended 4/30/25

Investment income
Interest	$10,683,494
Dividends (including dividend income of $495,447 from investments in affiliated issuers) (Note 5)	550,840
Total investment income	11,234,334

EXPENSES
Compensation of Manager (Note 2)	877,944
Fees waived and reimbursed by Manager (Note 2)	(28,870)
Total expenses	849,074
Net investment income	10,385,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	423,470
Swap contracts (Note 1)	239,178
Total net realized gain	662,648
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	203,430
Swap contracts	2,868
Total change in net unrealized appreciation	206,298
Net gain on investments	868,946
Net increase in net assets resulting from operations	$11,254,206

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF	11

Statement of changes in net assets

	Year ended 4/30/25	Year ended 4/30/24
Increase in net assets
Operations
Net investment income	$10,385,260	$7,617,208
Net realized gain on investments	662,648	224,449
Change in net unrealized appreciation of investments	206,298	118,077
Net increase in net assets resulting from operations	11,254,206	7,959,734
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(10,371,038)	(8,253,931)
From return of capital	—	(38,853)
Proceeds from shares sold (Note 4)	52,483,973	22,733,979
Decrease from shares redeemed (Note 4)	(1,236,614)	—
Other capital (Note 4)	209,821	90,936
Total increase in net assets	52,340,348	22,491,865
Net assets
Beginning of year	127,334,308	104,842,443
End of Year	$179,674,656	$127,334,308
Number of fund shares
Shares outstanding at beginning of year	2,550,000	2,100,000
Shares sold (Note 4)	1,025,000	450,000
Shares redeemed (Note 4)	(25,000)	—
Shares outstanding at end of year	3,550,000	2,550,000

The accompanying notes are an integral part of these financial statements.

12	ESG High Yield ETF

Financial highlights

(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Year ended 4/30/25	Year ended 4/30/24	For the period 1/19/23 (commencement of operations) to 4/30/23
Net asset value, beginning of period	$49.94	$49.92	$50.00
Investment operations:
Net investment income (loss)[a]	3.32	3.45	.93
Net realized and unrealized gain (loss) on investments	.60	.29	(.53)
Total from investment operations	3.92	3.74	.40
Less distributions:
From net investment income	(3.32)	(3.74)	(.54)
From return of capital	—	(.02)	—
Total distributions	(3.32)	(3.76)	(.54)
Other capital	.07	.04	.06
Net asset value, end of period	$50.61	$49.94	$49.92
Total return at net asset value (%) [b]	8.16	7.87	0.93 *
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$179,675	$127,334	$104,842
Ratio of expenses to average net assets (%)[c,d]	.53	.53	.15*
Ratio of net investment income (loss) to average net assets (%)[d]	6.51	6.93	1.88*
Portfolio turnover (%)[e]	36	47	10*
*	Not annualized.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment.
[c]	Excludes acquired fund fees and expenses, if any.
[d]	Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period (Note 2). As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:
Percentage of average netassets
April 30, 2025	0.02%
April 30, 2024	0.02
April 30, 2023	<0.01
[e]	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF
13

Notes to financial statements 4/30/25

Unless otherwise noted, the “reporting period” represents the period from May 1, 2024 through April 30, 2025. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
1940 Act	Investment Company Act of 1940, as amended
ESG	Environmental, social and/or corporate governance
ETF	Exchange-traded fund
Franklin Advisers	Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods on or after July 15, 2024
Franklin Templeton	Franklin Resources, Inc.
Franklin Templeton Services	Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton
FTIML	Franklin Templeton Investment Management Limited
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an indirect wholly-owned subsidiary of Franklin Templeton
Putnam Management	Putnam Investment Management, LLC, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods prior to July 15, 2024
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam ESG High Yield ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the 1940 Act. The fund is an actively managed ETF. The fund’s investment objective is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income.

The fund invests mainly in bonds that are below investment grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that the fund’s investment manager, believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). The fund invests with a focus on companies or issuers that the fund’s investment manager believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet Franklin Advisers’ ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Franklin Advisers may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet Franklin Advisers’ ESG criteria.

In evaluating investments for the fund, Franklin Advisers identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Franklin Advisers constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Franklin Advisers then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Franklin Advisers may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Franklin Advisers will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Franklin Advisers’ ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Franklin Advisers. While Franklin Advisers may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Franklin Advisers uses a sector-specific approach in evaluating investments. In the corporate credit sector, Franklin Advisers combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Franklin Advisers believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile, which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility.

Franklin Advisers evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Franklin Advisers believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments, including bank loans. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate bank loans. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity

14
ESG High Yield ETF

with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation.  The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price” (prior to July 22, 2024, the most recent bid price was used), and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, on certain days the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. These securities, which would generally be classified as level 1 securities, will be transferred to Level 2 on the fair value hierarchy when they are valued at fair value. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a–5 under the 1940 Act, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

ESG High Yield ETF
15

At the close of the reporting period, the fund has deposited cash valued at $320,825 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements .

Lines of credit Effective January 31, 2025, the fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers) managed by an affiliate of Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.995 billion (Global Credit Facility) which matures on January 30, 2026. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the fund shall, in addition to interest charged on any borrowings made by the fund and other costs incurred by the fund, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in Other expenses in the Statements of operations. During the reporting period, the fund did not use the Global Credit Facility.

Prior to January 31, 2025, the fund participated, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may have been made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest was charged to the fund based on the fund’s borrowings. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit was paid by the participating funds and a $75,000 fee was paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit was allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $259,304 to increase undistributed net investment income and $259,304 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,525,453
Unrealized depreciation	(2,097,399)
Net unrealized appreciation	428,054
Undistributed ordinary income	276,394
Undistributed long-term gains	230,837
Cost for federal income tax purposes	$176,455,954

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective July 15, 2024, Putnam Management transferred its management contract with the fund to Franklin Advisers. As a result of the transfer, Franklin Advisers replaced Putnam Management as the investment adviser of the fund. In connection with the transfer, the fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers.

In addition, Putnam Management transferred to Franklin Advisers the sub-management contract between Putnam Management and PIL in respect of the fund.

The fund pays its investment manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Franklin Advisers. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $28,870 relating to the fund’s investment in Putnam Government Money Market Fund.

Effective July 15, 2024, Franklin Advisers retained Putnam Management as a sub-advisor for the fund pursuant to a new sub-advisory agreement. Pursuant to the agreement, Putnam Management provides certain advisory and related services to the fund. Franklin Advisers pays a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up not to exceed 15% over such costs.

Effective November 1, 2024, FTIML is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. FTIML did not manage any portion of the assets of the fund during the reporting period. If Franklin Advisers were to engage the services of FTIML, Franklin Advisers (and not the fund) would pay a monthly sub-management fee to FTIML

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for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by FTIML.

Prior to November 1, 2024, PIL was authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Franklin Advisers had engaged the services of PIL, Franklin Advisers (and not the fund) would have paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL. Effective November 1, 2024, PIL merged into FTIML, and PIL investment professionals became employees of FTIML.

Effective June 1, 2024, Franklin Templeton Services provides certain administrative services to the fund. The fee for those services is paid by the fund’s investment manager based on the costs incurred by Franklin Templeton Services and is not an additional expense of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$106,898,464	$52,914,450
U.S. government securities (Long-term)	—	—
Total	$106,898,464	$52,914,450

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

At the close of the reporting period, the Putnam Sustainable Retirement Funds owned 99.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

Name of affiliate	Fair value as of 4/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/25
Short-term investments
Putnam Government Money Market Fund Class P †	$12,229,418	$64,931,442	$67,672,907	$495,447	$9,487,953
Total Short-term investments	$12,229,418	$64,931,442	$67,672,907	$495,447	$9,487,953
† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Franklin Advisers may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of ?each fiscal quarter:

Centrally cleared credit default contracts (notional)	$4,800,000

ESG High Yield ETF
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The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$148,300 *	Payables, Net assets — Unrealized depreciation	$—
Total		$148,300		$—
* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Swaps	Total
Credit contracts	$239,178	$239,178
Total	$239,178	$239,178
Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Swaps	Total
Credit contracts	$2,868	$2,868
Total	$2,868	$2,868

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc. (clearing broker)	Total
Assets:
Centrally cleared credit default contracts §	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts §	6,441	6,441
Total Liabilities	$6,441	$6,441
Total Financial and Derivative Net Assets	$(6,441)	$(6,441)
Total collateral received (pledged) †##	$—
Net amount	$(6,441)
Controlled collateral received (including TBA commitments) **	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$—
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§	Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $320,825.

Note 10: Operating segments

The fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023–07, Segment Reporting (Topic 280)   — Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the fund’s financial position or results of operations.

The fund operates as a single operating segment, which is an investment portfolio. The fund’s investment manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of assets and liabilities and the Statement of operations, along with the related notes to the financial statements. The fund’s portfolio provides details of the fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial highlights.

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ESG High Yield ETF

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $253,921 as a capital gain dividend with respect to the taxable year ended April 30, 2025, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated $55,393 of income eligible as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates $55,393, or the maximum amount allowable, of its taxable ordinary income earned as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, the fund hereby designates $9,555,981, or the maximum amount allowable by law, as interest income eligible to be treated as Section 163(j) interest dividends.

The Form 1099 that will be mailed to you in January 2026 will show the tax status of all distributions paid to your account in calendar 2025.

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19

Changes in and disagreements with accountants

Not applicable

Results of any shareholder votes

Not applicable

Remuneration paid to directors, officers, and others

Not applicable. Remuneration paid to directors, officers, and others is included as part of the all-inclusive management fee and not paid directly by the fund.

Board approval of management and subadvisory agreements

Not applicable

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© 2025 Franklin Templeton. All rights reserved.	39495-AFSOI 6/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included in Item 7 above.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Included in Item 7 above.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 13. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 16. Controls and Procedures:

(a) The registrant’s [principal/chief executive officer] and [principal/chief financial officer] have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934. .

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 19. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds and Franklin Templeton are filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith:

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Accounting Officer

Date: June 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz

Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2025

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Financial Officer

Date: June 27, 2025